UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                          July 11, 2002

               Commission File Number: 333-5278-NY


               -----------------------------------

                     AGATE TECHNOLOGIES, INC.
      (Exact name of registrant as specified in its charter)


Delaware, U.S.A.                                       94-3334052
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


   895 Dove Street, 3rd Floor, Newport Beach, California 92660
             (Address of principal executive offices)

                          (562) 483-1095
         (Issuer's telephone number, including area code)


                               N/A
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant


     (a) Previous independent accountants


     (i) On July 8, 2002, Agate Technologies, Inc.
("Registrant"), confirmed with its auditors, Singer Lewak
Greenbaum & Goldstein, LLP, that the firm would no longer be representing the Registrant as its accountants.


     (ii) Singer Lewak Greenbaum & Goldstein, LLP, last reported on Agate Technologies, Inc. and subsidiaries' consolidated financial statements as of March 31, 2001. These consolidated financial statements included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.


     (iii) The change of independent accountants was ratified by the Board of Directors of Agate Technologies on July 8, 2002.


     (iv) There have been no disagreements with Singer Lewak Greenbaum & Goldstein, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Singer Lewak Greenbaum & Goldstein, LLP would have caused them to make reference thereto in their report on the consolidated financial statements for any years for which an audit was undertaken.


     (v) During the most recent fiscal year and through July 8, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).


     (vi) The Registrant has requested that Singer Lewak
Greenbaum & Goldstein, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 8, 2002, is filed as Exhibit 16.1 to this Form 8-K.




     (b) New independent accountants


     The Registrant has engaged Kenny H. Lee CPA Group as its new independent accountants. During the most recent fiscal year and through July 8, 2002 the Registrant has not consulted with Kenny
H. Lee CPA Group regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.


Item 7. Financial Statement and Exhibits


     (c) The following documents are filed herewith as exhibits:


     Exhibit  16.1   Letter from Singer Lewak Greenbaum &
Goldstein, LLP dated July 11, 2002.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 11, 2002


                                  AGATE TECHNOLOGIES, INC.


                                  /s/ Francis Khoo
                                  Francis Khoo,
                                  CEO and Director



Exhibit 16.1


July 11, 2002


Office of the Chief Accountant
SCEPS Letter File
Mail Stop 9-5
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:


We were previously the independent accountants for Agate Technologies, Inc. and subsidiaries, and on June 12, 2001, we reported on the consolidated financial statements of Agate Technologies, Inc. and subsidiaries as of and for the year ended March 31, 2001. On July 8, 2002, we were dismissed as independent accountants of Agate Technologies, Inc. and subsidiaries. We have read Agate Technologies, Inc. and subsidiaries' statements included under Item 4 of its Form 8-K for July 11, 2002, and we agree with such statements.


/s/ Singer Lewak Greenbaum & Goldstein LLP
SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
Los Angeles, California
July 11, 2002